Themes European Luxury ETF
Schedule of Investments
June 30, 2025 (Unaudited)

COMMON STOCKS - 95.2%	Shares	Value
Consumer Discretionary Products - 60.9%(a)
Aston Martin Lagonda Global Holdings PLC (b)(c)	21,271	$23,358
Burberry Group PLC (b)	2,325	37,722
Capri Holdings Ltd. (b)	1,185	20,974
Cie Financiere Richemont SA	158	29,760
Coats Group PLC	24,906	27,179
Ermenegildo Zegna NV	3,398	29,053
Ferrari NV	65	31,860
Ferretti SpA	9,706	32,104
Hermes International SCA	11	29,789
Kering SA - ADR	1,147	24,993
LVMH Moet Hennessy Louis Vuitton SE	40	20,949
Prada SpA	3,618	22,446
Salvatore Ferragamo SpA (b)	3,985	23,471
Swatch Group AG	162	26,359
Watches of Switzerland Group PLC (b)(c)	4,490	25,269
		405,286

Consumer Discretionary Services - 8.4%
Accor SA	581	30,339
InterContinental Hotels Group PLC	225	25,646
		55,985

Consumer Staple Products - 4.4%
Interparfums SA	750	29,180

Materials - 4.8%
Givaudan SA - ADR	332	32,151

Retail & Wholesale - Discretionary - 16.7%
Brunello Cucinelli SpA	237	28,811
Hugo Boss AG	672	31,085
LuxExperience BV - ADR (b)	3,007	23,876
Moncler SpA	484	27,588
		111,360
TOTAL COMMON STOCKS (Cost $679,593)		633,962

PREFERRED STOCKS - 4.6%	Shares	Value
Consumer Discretionary Products - 4.6%
Porsche Automobil Holding SE, 0.00%	779	30,915
TOTAL PREFERRED STOCKS (Cost $35,945)		30,915

TOTAL INVESTMENTS - 99.8% (Cost $715,538)		664,877
Other Assets in Excess of Liabilities - 0.2%		1,224
TOTAL NET ASSETS - 100.0%		$666,101
two		–%
Percentages are stated as a percent of net assets.		–%

ADR - American Depositary Receipt
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2025, the value of these securities total $48,627 or 7.3% of the Fund’s net assets.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Themes European Luxury ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	633,962	–	–	633,962
Preferred Stocks	30,915	–	–	30,915
Total Investments	664,877	–	–	664,877

Refer to the Schedule of Investments for further disaggregation of investment categories.